UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 14, 2022

MARQETA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40465	27-4306690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
180 Grand Avenue, 6th Floor
Oakland, California 94612
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (888) 462-7738
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	MQ	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Director
On September 14, 2022, Amy Chang resigned as a member of the Board of Directors (the “Board”) of Marqeta, Inc. (the “Company”). Ms. Chang served on the Nomination and Governance Committee of the Board. Ms. Chang’s resignation as a director was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Election of Director
On September 14, 2022, the Board appointed Srikiran (Kiran) Prasad to serve as a Class III member of the Board. He was also appointed to the Compensation Committee of the Board.
There are no arrangements or understandings between Mr. Prasad and any other person, in each case, pursuant to which Mr. Prasad was appointed to serve on the Board. There are no family relationships between Mr. Prasad and any other director or executive officer of the Company and there have been no transactions between Mr. Prasad and the Company in the last fiscal year, and none are currently proposed, that would require disclosure under Item 404(a) of Regulation S-K.
As a non-employee director, Mr. Prasad will be compensated for his services in accordance with the Company’s Non-Employee Director Compensation Policy, which is filed as Exhibit 10.7 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on March 11, 2022, and is discussed in the Company’s Proxy Statement filed with the SEC on April 25, 2022. In accordance with the Company’s customary practice, the Company will also enter into its standard form of indemnification agreement with Mr. Prasad, which agreement is filed as Exhibit 10.1 to the Company’s Registration Statement on Form S-1/A (File No. 333-256154) filed with the SEC on June 1, 2021.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARQETA, INC.
Date: September 14, 2022	/s/ Michael (Mike) Milotich
Michael (Mike) Milotich
Chief Financial Officer